                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Azurix Corp., a Delaware corporation (the "Company"), of shares of Azurix Corp. Common Stock, par value $.01 per share, to be offered pursuant to the Azurix Corp. 1999 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Rebecca Mark-Jusbasche, Edward N. Robinson and John C. Ale, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 8th day of December, 1999.



                                                     /s/ JOHN H. DUNCAN
                                                     ---------------------------
                                                         John H. Duncan

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Azurix Corp., a Delaware corporation (the "Company"), of shares of Azurix Corp. Common Stock, par value $.01 per share, to be offered pursuant to the Azurix Corp. 1999 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Rebecca Mark-Jusbasche, Edward N. Robinson and John C. Ale, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 9th day of December, 1999.



                                                     /s/ KENNETH L. LAY
                                                     ---------------------------
                                                         Kenneth L. Lay

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Azurix Corp., a Delaware corporation (the "Company"), of shares of Azurix Corp. Common Stock, par value $.01 per share, to be offered pursuant to the Azurix Corp. 1999 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Rebecca Mark-Jusbasche, Edward N. Robinson and John C. Ale, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 13th day of December, 1999.



                                                     /s/ JEFFREY K. SKILLING
                                                     ---------------------------
                                                         Jeffrey K. Skilling

                                                                      EXHIBIT 24




                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Azurix Corp., a Delaware corporation (the "Company"), of shares of Azurix Corp. Common Stock, par value $.01 per share, to be offered pursuant to the Azurix Corp. 1999 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Rebecca Mark-Jusbasche, Edward N. Robinson and John C. Ale, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 13th day of December, 1999.



                                                     /s/ JOSEPH W. SUTTON
                                                     ---------------------------
                                                         Joseph W. Sutton

                                                                      EXHIBIT 24




                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Azurix Corp., a Delaware corporation (the "Company"), of shares of Azurix Corp. Common Stock, par value $.01 per share, to be offered pursuant to the Azurix Corp. 1999 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Rebecca Mark-Jusbasche, Edward N. Robinson and John C. Ale, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 13th day of December, 1999.



                                                     /s/ JOHN WAKEHAM
                                                     ---------------------------
                                                         John Wakeham

                                                                      EXHIBIT 24




                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Azurix Corp., a Delaware corporation (the "Company"), of shares of Azurix Corp. Common Stock, par value $.01 per share, to be offered pursuant to the Azurix Corp. 1999 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Rebecca Mark-Jusbasche, Edward N. Robinson and John C. Ale, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 8th day of December, 1999.



                                                     /s/ HERBERT S. WINOKUR, JR.
                                                     ---------------------------
                                                         Herbert S. Winokur, Jr.